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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8K

                                 CURRENT REPORT


                            Current Report Pursuant
                           to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report:           December 8, 1995
Date of earliest
  event reported:         December 8, 1995



                           FIRST AMERICAN CORPORATION
             (Exact name of registrant as specified in its charter)



                                   TENNESSEE
                 (State or other jurisdiction of incorporation)


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
         0-6198                                                       62-0799975
(Commission File Number)                                            (I.R.S. Employer
                                                                   Identification No.)


FIRST AMERICAN CENTER, NASHVILLE, TENNESSEE                             37237-0700
(Address of principal executive offices)                                (Zip Code)
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       Registrant's telephone number, including area code (615) 748-2000
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Item 5.          Other Events
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
                 Included herein as Exhibit 99 are the unaudited supplemental consolidated financial statements of First
                 American Corporation and Subsidiaries which give retroactive effect to the merger of  Heritage Federal
                 Bancshares, Inc. into First American Corporation on November 1, 1995 in a transaction accounted for as a pooling of interest:

                              Supplemental Consolidated Balance Sheets as of September 30, 1995 and 1994
                                      and December 31, 1994

                              Supplemental Consolidated Statements of Income for the nine months ended
                                      September 30, 1995 and 1994

                              Supplemental Consolidated Statements of Changes in Shareholders' Equity for the
                                      nine months ended September 30, 1995 and 1994

                              Supplemental Consolidated Statements of Cash Flows for the nine months ended
                                      September 30, 1995 and 1994

                              Notes to the Supplemental Consolidated Financial Statements


Exhibit No.                   Description
----------                    -----------

   99.                        Supplemental Consolidated Balance Sheets as of September 30, 1995 and 1994
                                      and December 31, 1994

                              Supplemental Consolidated Statements of Income for the nine months ended
                                      September 30, 1995 and 1994

                              Supplemental Consolidated Statements of Changes in Shareholders' Equity for the
                                      nine months ended September 30, 1995 and 1994

                              Supplemental Consolidated Statements of Cash Flows for the nine months ended
                                      September 30, 1995 and 1994

                              Notes to the Supplemental Consolidated Financial Statements
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FIRST AMERICAN CORPORATION
                                           --------------------------------
                                           (Registrant)


Date: December 8, 1995                     /s/   Mary Neil Price
                                           --------------------------------
                                           Name:  Mary Neil Price
                                           Title: Senior Vice President and
                                                   Assistant Secretary






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                                 EXHIBIT INDEX


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
Exhibit No:               Description
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
99.                       Supplemental Consolidated Balance Sheets as of September 30, 1995 and 1994
                                  and December 31, 1994

                          Supplemental Consolidated Statements of Income for the nine months ended
                                  September 30, 1995 and 1994

                          Supplemental Consolidated Statements of Changes in Shareholders' Equity for the
                                  nine months ended September 30, 1995 and 1994

                          Supplemental Consolidated Statements of Cash Flows for the nine months ended
                                  September 30, 1995 and 1994

                          Notes to the Supplemental Consolidated Financial Statements

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